UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     __________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   October 24, 2005


                     ADVANCED BATTERY TECHNOLOGIES, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                    0-13337                  22-2497491
 -----------------------------------------------------------------------------
 (State of Incorporation)        (Commission File         (IRS Employer
                                  Number)                  Identification No.)


             136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
             ---------------------------------------------------
                  (Address of Principal Executive Offices)

                                (718) 359-6866
                        -----------------------------
                        Registrant's Telephone Number



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Director; Election of Director

     On October 24, 2005 Ming Liu submitted his resignation from his position as a member of the Board of Directors and as Corporate Secretary for Advanced Battery Technologies, Inc.

     On October 24, 2005 the Board of Directors elected Hongjun Si to serve as a member of the Board of Directors. Mr. Si is the Chief Technology Officer of Advanced Battery's subsidiary, Heilongjiang ZhongQiang Power-Tech Co., Ltd.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: October 25, 2005                 By: /s/ Zhiguo Fu
                                        ------------------------
                                        Zhiguo Fu
                                        Chief Executive Officer